Marsh & McLennan Companies, Inc.
MMC 10K Subsidiaries List
(as of February 17, 2006)

	Company Name	Domicile
1	1302318 Ontario Inc.	Canada
2	600 North Pearl Inc.	Texas
3	964886 Ontario, Inc.	Canada
4	A. Constantinidi & CIA. S.C.	Uruguay
5	ACTU Insurance Broking Pty Limited	Australia
6	Administradora de Inmuebles Fin, S.A. de C.V.	Mexico
7	Admiral Holdings Limited	England and Wales
8	Admiral Underwriting Agencies Limited	England and Wales
9	AFCO Premium Acceptance Inc.	California
10	AFCO Premium Credit LLC	Delaware
11	Affinity Financial Incorporated	Iowa
12	Aldgate Investments Limited	Bermuda
13	Aldgate US Investments	England and Wales
14	Aldgate US Investments	England and Wales
15	Alfram Consultores S.A.C.	Peru
16	All Asia Sedgwick Insurance Brokers Corporation	Philippines
17	Allied Medical Assurance Services Limited (In liquidation)	England and Wales
18	American Overseas Management Corporation (Canada)	Canada
19	APRIMAN, Inc.	California
20	Australian World Underwriters Pty Ltd.	Australia
21	B.K. Thomas & Partners Limited (In Liquidation)	England and Wales
22	Bain Clarkson Reinsurance Pty Ltd.	Australia
23	Balis & Co., Inc.	Pennsylvania
24	Bargheon US LLC	Delaware
25	Beatlance Limited	England and Wales
26	Benefit Planners Pty Ltd.	Australia
27	Biondo, L.L.C.	New Jersey
28	Bland Payne (South Aust.) Pty Limited	Australia
29	Bowring (Bermuda) Investments Ltd.	Bermuda
30	Bowring Marine Limited	England and Wales
31	Bowring Risk Management Limited (In Liquidation)	England and Wales
32	Broadentry Limited	England and Wales
33	BRW Insurance & Financial Services Limited	Ireland
34	BRW Insurance Brokers Limited	Ireland
35	ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.	Mexico
36	C.T. Bowring & Co. (Insurance) Limited (In Liquidation)	England and Wales
37	C.T. Bowring Ireland Limited	Ireland
38	C.T. Bowring Limited	England and Wales
39	California Insurance Services, Inc.	California
40	Capatho AB	Sweden
41	CarLease Luxembourg SA	Luxembourg
42	Casualty Insurance Company Services, Inc.	California
43	Cecar Brasil Administracao e Corretagem de Seguros Ltda.	Brazil
44	Claims and Recovery Management (Australia) Pty Limited	Australia
45	Claims, Inc	Texas
46	Concord Securities Services, Inc.	Maryland
47	Confidentia Life Insurance Agency Ltd.	Israel
48	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
49	Constantinidi Marsh SA	Uruguay
50	Consultores 2020 C.A.	Venezuela
51	Consultores en Garantias, S.A. de C.V.	Mexico
52	Corplex Inc.	New York

	Company Name	Domicile
53	Corporate Resources Group (Holdings) Ltd.	British Virgin Islands
54	Corporate Resources Group (UK) Limited	England and Wales
55	Corporate Risk Limited	Scotland
56	Corporate Systems Holding, Inc.	Nevada
57	Corporate Systems, Inc.	Nevada
58	Countryside, Inc	Tennessee
59	CRG (India) Private Ltd.	India
60	CRG (Singapore) Pte Ltd	Singapore
61	CRG (Thailand) Ltd.	Thailand
62	CRG A/S	Denmark
63	CRG Finland OY	Finland
64	CRG HR SDN BHD	Malaysia
65	CRG Iberica, SL	Spain
66	CRG Ltd.	Hong Kong
67	CRG S.A.	Switzerland
68	CRG Sverige AB	Sweden
69	Crucible, Inc.	Virginia
70	Cruiselook Limited	England and Wales
71	CS STARS LLC	Delaware
72	Cullen Egan Dell (NZ) Limited	New Zealand
73	Cumberland Brokerage Limited	Bermuda
74	CVA Consultants, Inc.	Nevada
75	DCC Singapore Ventures Pte Ltd.	Singapore
76	Decision Research Corporation	Massachusetts
77	Digitsuper Limited	England and Wales
78	Don A. Harris & Associates, Inc.	Nevada
79	Encompass Insurance Agency Pty Ltd.	Australia
80	Encon Group Inc.	Canada
81	Encon Holdings, Inc.	Ontario
82	Encon Reinsurance Managers Inc.	Canada
83	English Pension Trustees Limited	England and Wales
84	Epsilon Insurance Company, Ltd.	Cayman Islands
85	Espana Cinco, Inc.	Delaware
86	Espana Cuatro, Inc.	Delaware
87	Espana Dos, Inc.	Delaware
88	Espana Ocho, Inc.	Delaware
89	Espana Seis, Inc.	Delaware
90	Espana Siete, Inc.	Delaware
91	Espana Tres, Inc.	Delaware
92	Espana Uno, Inc.	Delaware
93	Excess and Treaty Management Corporation	New York
94	Exmoor Management Company Limited	Bermuda
95	Fact Finders (Asia) Ltd.	Isle of Man
96	Fact Finders (Singapore) Pte Ltd.	Singapore
97	FD Direct Limited	England and Wales
98	FDC Acquisition, Inc.	Colorado
99	Fenchurch Insurance Brokers Pty. Limited	Australia
100	Fielding Premium Finance Pty Ltd.	Australia
101	Financial Research, Inc.	Pennsylvania
102	FPR Limited	England and Wales
103	G. E. Freeman Insurance Agency Limited	Canada
104	Galbraith & Green, Inc of Ohio	Ohio
105	Gem Insurance Company Limited	Bermuda
106	Gradmann & Holler GbR	Germany

	Company Name	Domicile
107	GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.	Brazil
108	Guy Carpenter & Cia., S.A.	Spain
109	Guy Carpenter & Co. Labuan Ltd.	Malaysia
110	Guy Carpenter & Company (Pty) Limited	South Africa
111	Guy Carpenter & Company (Uruguay) S.A.	Uruguay
112	Guy Carpenter & Company AB	Sweden
113	Guy Carpenter & Company B.V.	Netherlands
114	Guy Carpenter & Company Corredores de Reaseguros Ltda	Chile
115	Guy Carpenter & Company GmbH	Germany
116	Guy Carpenter & Company Limited	Hong Kong
117	Guy Carpenter & Company Limited	Ireland
118	Guy Carpenter & Company Limited	England and Wales
119	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
120	Guy Carpenter & Company Private Limited	Singapore
121	Guy Carpenter & Company Pty. Limited	Australia
122	Guy Carpenter & Company S.r.l.	Italy
123	Guy Carpenter & Company Venezuela, C.A.	Venezuela
124	Guy Carpenter & Company, Inc.	Delaware
125	Guy Carpenter & Company, Ltd.	Canada
126	Guy Carpenter & Company, Ltda.	Brazil
127	Guy Carpenter & Company, S.A.	Belgium
128	Guy Carpenter & Company, S.A.	France
129	Guy Carpenter & Company, S.A.	Argentina
130	Guy Carpenter Broking, Inc.	Delaware
131	Guy Carpenter Facultative Pty. Ltd.	Australia
132	Guy Carpenter Facultatives S.A.S.	France
133	Guy Carpenter Insurance Strategy, Inc.	Delaware
134	Guy Carpenter Japan, Inc.	Japan
135	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
136	Hansen International Limited	Delaware
137	Healthcare Agencies Limited (In Liquidation)	England and Wales
138	Healthcare Risk Management Services, Inc.	Washington
139	Heath Aviation Insurance Broking Pty Ltd	Australia
140	Heath Fielding Asia Pacific Pty Ltd.	Australia
141	Heath Fiji	Fiji
142	Heath Lambert Australia Pty Ltd.	Australia
143	Heath Lambert New Zealand Ltd.	New Zealand
144	Heath Lambert Professional Indemnity Pty Ltd.	Australia
145	Heath Lambert Re Pty Limited	Australia
146	Heath Lambert Workers Compensation Pty Limited	Australia
147	Henry Ward Johnson & Company Insurance Services, Inc.	California
148	HL Minors Pty Ltd.	Australia
149	HLG Australasia (SA) Pty LTd.	Australia
150	HLG Australasia Pty Ltd.	Australia
151	HLG Underwriting Agency Limited	New Zealand
152	IFR Investigative Research, Inc.	Canada
153	IFS Insurance Broking Pty Limited	Australia
154	InPhoto Surveillance, Inc.	Illinois
155	Insbrokers Ltda.	Uruguay
156	Insurance Finance Australia Pty Ltd.	Australia
157	Inter-Ocean Management (Cayman) Limited	Cayman Islands
158	Interlink Securities Corp.	California
159	Inverbys, S.A. de C.V.	Mexico
160	Invercol Limited	Bermuda

	Company Name	Domicile
161	Irish Pensions Trust Limited	Ireland
162	J&H Benefits Plus Inc.	Philippines
163	J&H Marsh & McLennan (UK) Limited	England and Wales
164	J&H Marsh & McLennan Ireland Limited	Ireland
165	J&H Marsh & McLennan Limited (HK)	Hong Kong
166	J&H Marsh & McLennan Norway A.S.	Norway
167	James Wigham Poland International Limited	England and Wales
168	JHM Holdings, Inc.	New York
169	Johnson & Higgins (Bermuda) Limited	Bermuda
170	Johnson & Higgins (Peru) S.A. Corredores De Seguro	Peru
171	Johnson & Higgins (USVI) Ltd.	Virgin Islands
172	Johnson & Higgins Holdings Limited	England and Wales
173	Johnson & Higgins Intermediaries (Cayman) Ltd.	Cayman Islands
174	Johnson & Higgins Ireland Limited	Ireland
175	Johnson & Higgins Limited	England and Wales
176	Johnson & Higgins Management Services, Ltd.	Bermuda
177	Johnson & Higgins Willis Faber (U.S.A.) Inc.	New York
178	Johnson & Higgins Willis Faber Holdings, Inc.	New York
179	K.A. Uruguay SRL	Uruguay
180	KA de Mexico de S de R de CV	Mexico
181	KA Services de Mexico	Mexico
182	Kagis, LLC	Delaware
183	KCMS II LLC	Delaware
184	KCMS, Inc.	Delaware
185	Kininmonth Lambert Australia Pty Ltd.	Australia
186	Kroll Associates (Asia) Limited	Hong Kong
187	Kroll Associates (Asia) Limited	Hong Kong
188	Kroll Associates (Australia) Pty Limited	Australia
189	Kroll Associates (India) Private Ltd.	India
190	Kroll Associates (Pty) Limited	South Africa
191	Kroll Associates Brasil Ltda.	Brazil
192	Kroll Associates Iberia, S.L.	Spain
193	Kroll Associates International Holdings Inc.	Delaware
194	Kroll Associates Phillipines, Inc.	Philippines
195	Kroll Associates Phillipines, Inc.	Philippines
196	Kroll Associates Pte Ltd.	Singapore
197	Kroll Associates SA	Belgium
198	Kroll Associates Srl	Italy
199	Kroll Associates UK Limited	England and Wales
200	Kroll Associates, Inc.	Delaware
201	Kroll Background America Corporation Canada	Canada
202	Kroll Background America, Inc.	Tennessee
203	Kroll Background of America of Florida	Tennessee
204	Kroll Background Worldwide Limited	United Kingdom
205	Kroll Buchler Phillips Limited	England and Wales
206	Kroll Certico Acquisition Inc.	Delaware
207	Kroll Chile S.A.	Chile
208	Kroll Cooper Management LLC	New Jersey
209	Kroll Corporate Finance Limited	United Kingdom
210	Kroll Crisis Management Group, Inc.	Virginia
211	Kroll Electronic Recovery, Inc.	Delaware
212	Kroll Fact Finders Ltd.	Hong Kong
213	Kroll Factual Data, Inc.	Colorado
214	Kroll Forensic Accounting Limited	England and Wales

	Company Name	Domicile
215	Kroll Forensic Accounting Limited	England and Wales
216	Kroll Government Services International, Inc.	Delaware
217	Kroll Government Services, Inc.	Delaware
218	Kroll Holdings Limited	United Kingdom
219	Kroll Holdings SA	Argentina
220	Kroll Holdings, Inc.	Delaware
221	Kroll Inc.	Delaware
222	Kroll Information Services, Inc.	Delaware
223	Kroll International, Inc.	Delaware
224	Kroll Laboratory Specialists, Inc.	Louisiana
225	Kroll Limited	United Kingdom
226	Kroll Lindquist Avey Co.	Canada
227	Kroll Lindquist Avey Limited	United Kingdom
228	Kroll Lindquist Avey, Inc.	Texas
229	Kroll MIE (Pty) Limited	South Africa
230	Kroll Municipal Services, Inc.	Delaware
231	Kroll Ontrack GmbH (Germany)	Germany
232	Kroll Ontrack Iberia, S.L.U	Spain
233	Kroll Ontrack Legal Technologies Limited	United Kingdom
234	Kroll Ontrack Limited	United Kingdom
235	Kroll Ontrack sarl	France
236	Kroll Ontrack, Inc.	Minnesota
237	Kroll Real Estate Services, Inc.	Delaware
238	Kroll Restructuring Ltd.	Canada
239	Kroll Schiff Associates, Inc.	Texas
240	Kroll Security International (Afghanistan) Limited	United Kingdom
241	Kroll Security International Limited	England and Wales
242	Kroll Stevens Corporation	Delaware
243	Kroll Talbot Hughes Limited	England and Wales
244	Kroll Zolfo Cooper Limited	England and Wales
245	Kroll Zolfo Cooper, LLC	New Jersey
246	KZC Catalyst Partners, LLC	Delaware
247	KZC Services LLC	New Jersey
248	Laboratory Specialists of America, Inc.	Oklahoma
249	LAMB Acquisition II, Inc.	Ohio
250	LAMB Acquisition, Inc.	Ohio
251	Lambco International, Inc.	Georgia
252	Law and Business Economics Limited	England and Wales
253	Legal & Commercial Insurances Limited	Ireland
254	Les Conseillers Dpt. Inc.	Canada
255	Liberty Place Underwriters, Inc.	Delaware
256	Lippincott & Margulies, Inc.	New York
257	LL Australia Pty Ltd.	Australia
258	LL Pty Ltd.	Australia
259	Llenrup Participaues S.C. Ltda.	Brazil
260	Lowndes Lambert Pty Ltd.	Australia
261	Lowndes Lambert Pty Ltd.	Australia
262	M&M Vehicle, L.P.	Delaware
263	M.B. Fitzpatrick Limited	Ireland
264	Maginnis & Associates Agency of Ohio, Inc.	Ohio
265	Marclen Holdings, Inc.	Delaware
266	Marclen LLC	Delaware
267	Mariners Insurance Agency, Inc.	Massachusetts
268	Maritime Adjusters, Inc.	Massachusetts

	Company Name	Domicile
269	Marsh & Co. S.p.A.	Italy
270	Marsh & McLennan (PNG) Limited	Papua New Guinea
271	Marsh & McLennan (Singapore) Pte Ltd	Singapore
272	Marsh & McLennan (South Australia) Pty Ltd	Australia
273	Marsh & McLennan (WA) Pty. Ltd.	Australia
274	Marsh & McLennan Agencies Pty. Ltd.	Australia
275	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
276	Marsh & McLennan C&I GP, Inc.	Delaware
277	Marsh & McLennan Companies UK Limited	England and Wales
278	Marsh & McLennan Companies, Inc.	Delaware
279	Marsh & McLennan Financial Markets, Inc.	Delaware
280	Marsh & McLennan Finland Oy	Finland
281	Marsh & McLennan GbR Holdings, Inc.	Delaware
282	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
283	Marsh & McLennan GP I, Inc.	Delaware
284	Marsh & McLennan GP II, Inc.	Delaware
285	Marsh & McLennan Holdings GmbH	Germany
286	Marsh & McLennan Holdings II, Inc.	Delaware
287	Marsh & McLennan Holdings Limited	England and Wales
288	Marsh & McLennan Holdings, Inc.	Delaware
289	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
290	Marsh & McLennan Pallas Holdings GmbH	Germany
291	Marsh & McLennan Pallas Holdings, Inc.	Delaware
292	Marsh & McLennan Properties (Bermuda) Ltd.	Bermuda
293	Marsh & McLennan Real Estate Advisors, Inc.	Delaware
294	Marsh & McLennan Risk Capital Holdings, Ltd.	Delaware
295	Marsh & McLennan Securities Group Limited (in liquidation)	England and Wales
296	Marsh & McLennan Securities International, Ltd.	Bermuda
297	Marsh & McLennan Services Limited	England and Wales
298	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
299	Marsh & McLennan Sweden AB	Sweden
300	Marsh & McLennan Tech GP II, Inc.	Delaware
301	Marsh & McLennan, Incorporated	Virgin Islands
302	Marsh (Hong Kong) Limited	Hong Kong
303	Marsh (Insurance Brokers) LLP	Kazakhstan
304	Marsh (Insurance Services) Limited	England and Wales
305	Marsh (Isle of Man) Limited	Isle of Man
306	Marsh (Jersey) Limited (in liquidation)	Jersey
307	Marsh (Middle East) Limited	England and Wales
308	Marsh (Namibia) (Proprietary) Limited	Namibia
309	Marsh (Proprietary) Limited	Botswana
310	Marsh (Singapore) Pte Ltd.	Singapore
311	Marsh (South Africa) (Proprietary) Limited	South Africa
312	Marsh—Insurance Brokers ZAO	Russia
313	Marsh A/S	Denmark
314	Marsh AB	Sweden
315	Marsh Advanced Risk Solutions Limited	England and Wales
316	Marsh Africa (Pty) Limited	South Africa
317	Marsh AG	Switzerland
318	Marsh Argentina S.R.L.	Argentina
319	Marsh Asia Pacific Management Pty. Ltd.	Australia
320	Marsh Assessoria e Consultoria Empresarial S/C Ltda.	Brazil
321	Marsh Assistencia e Administracao S/C Ltda.	Brazil
322	Marsh Austria G.m.b.H.	Austria

	Company Name	Domicile
323	Marsh B.V.	Netherlands
324	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
325	Marsh Broker Japan, Inc.	Japan
326	Marsh Captive Management Services Pty. Ltd.	Australia
327	Marsh Caspian Services LLC	Azerbaijan
328	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
329	Marsh Conseil S.A.S.	France
330	Marsh Corporate Services (Barbados) Limited	Barbados
331	Marsh Corporate Services Isle of Man Ltd	Isle of Man
332	Marsh Corporate Services Limited	England and Wales
333	Marsh Corretora de Seguros Ltda.	Brazil
334	Marsh d.o.o. Beograd	Serbia & Montenegro
335	Marsh d.o.o. za posredovanje u osiguranju	Croatia
336	Marsh Direct	Korea
337	Marsh E00D	Bulgaria
338	Marsh Eurofinance BV	Netherlands
339	Marsh Europe S.A.	Belgium
340	Marsh Executive Benefits, Inc.	New York
341	Marsh Finance B.V.	Rotterdam
342	Marsh Financial Insurance Services of Massachusetts, Inc.	Massachusetts
343	Marsh Financial Services (Guernsey) Limited (in liquidation)	Guernsey
344	Marsh Financial Services International Ltd.	Bermuda
345	Marsh Financial Services Limited	England and Wales
346	Marsh Financial Services Limited	Ireland
347	Marsh Financial Services of Texas, Inc.	Texas
348	Marsh Financial Services, Inc.	Indiana
349	Marsh Global Broking (Dublin) Limited	Ireland
350	Marsh Global Broking Inc. (Connecticut)	Connecticut
351	Marsh Global Broking Inc. (Missouri)	Missouri
352	Marsh Global Broking Inc. (New Jersey)	New Jersey
353	Marsh Global Broking Inc. (Texas)	Texas
354	Marsh Global Markets (Bermuda) Limited	Bermuda
355	Marsh Global Markets GmbH	Germany
356	Marsh GmbH	Germany
357	Marsh Holding AB	Sweden
358	Marsh Holdings (Proprietary) Limited	South Africa
359	Marsh Holdings B.V.	Netherlands
360	Marsh Inc.	Delaware
361	Marsh Insurance & Investments Corp.	Delaware
362	Marsh Insurance and Risk Management Consultants Ltd.	China
363	Marsh Insurance Brokers (Macau) Limited	Macao
364	Marsh Insurance Brokers (Private) Limited	Zimbabwe
365	Marsh Insurance Brokers Limited	England and Wales
366	Marsh Insurance Services Spolka z.o.o.	Poland
367	Marsh Intermediaries, Inc.	New York
368	Marsh International Broking Holdings Limited	England and Wales
369	Marsh International Holdings (Korea) Inc.	Delaware
370	Marsh International Holdings II, Inc.	Delaware
371	Marsh International Holdings, Inc.	Delaware
372	Marsh International Limited	England and Wales
373	Marsh Investment Services Limited	England and Wales
374	Marsh Ireland Holdings Limited	Ireland
375	Marsh Ireland Limited	Ireland

	Company Name	Domicile
376	Marsh Israel (1999) Ltd.	Israel
377	Marsh Israel (Holdings) Ltd.	Israel
378	Marsh Israel Consultants Ltd.	Israel
379	Marsh Israel Insurance Agency Ltd.	Israel
380	Marsh Japan, Inc.	Japan
381	Marsh Kft.	Hungary
382	Marsh Kindlustusmaakler AS	Estonia
383	Marsh Korea, Inc.	Korea
384	Marsh Life & Pension Oy	Finland
385	Marsh Limited	New Zealand
386	Marsh Limited	England and Wales
387	Marsh Limited	Papua New Guinea
388	Marsh Link Limited	England and Wales
389	Marsh LLC	Ukraine
390	Marsh LLC Insurance Brokers	Greece
391	Marsh Ltd.	Wisconsin
392	Marsh Ltd. Taiwan Branch	Taiwan
393	Marsh Luxembourg SA	Luxembourg
394	Marsh Management Services (Barbados), Ltd.	Barbados
395	Marsh Management Services (Bermuda) Ltd.	Bermuda
396	Marsh Management Services (British Virgin Islands) Ltd	British Virgin Islands
397	Marsh Management Services (Cayman) Ltd.	Cayman Islands
398	Marsh Management Services (Dublin) Limited	Ireland
399	Marsh Management Services (Labuan) Limited	Malaysia
400	Marsh Management Services (Luxembourg) SA	Luxembourg
401	Marsh Management Services (USVI) Ltd.	Virgin Islands
402	Marsh Management Services Guernsey Limited	Guernsey
403	Marsh Management Services Inc.	New York
404	Marsh Management Services Isle of Man Limited	Isle of Man
405	Marsh Management Services Jersey Limited	Jersey
406	Marsh Management Services Jersey Limited	Jersey
407	Marsh Management Services Malta Limited	Malta
408	Marsh Management Services Singapore Pte. Ltd.	Singapore
409	Marsh Management Services Sweden AB	Sweden
410	Marsh Marine & Energy AB	Sweden
411	Marsh Marine & Energy AS	Norway
412	Marsh Marine & Energy Limited	England and Wales
413	Marsh Mercer Holdings Australia Pty Ltd	Australia
414	Marsh Micronesia	Guam
415	Marsh Norway AS	Norway
416	Marsh Oy	Finland
417	Marsh Peru SA Corredores de Seguros	Peru
418	Marsh Philippines, Inc.	Philippines
419	Marsh Placement Inc.	Illinois
420	Marsh Placement Services Limited (In Liquidation)	England and Wales
421	Marsh Private Client Life Insurance Services	California
422	Marsh Pty. Ltd.	Australia
423	Marsh Risk Consulting B.V.	Netherlands
424	Marsh Risk Consulting Services S.r.L.	Italy
425	Marsh Risk Management Pvt Ltd.	India
426	Marsh S.A.	France
427	Marsh S.A. Corredores De Seguros	Chile
428	Marsh S.p.A.	Italy
429	Marsh S.R.L.	Romania

	Company Name	Domicile
430	Marsh s.r.o.	Czech Republic
431	Marsh s.r.o.	Slovak Republic
432	Marsh SA (Argentina)	Argentina
433	Marsh Saldana Inc.	Puerto Rico
434	Marsh Secretarial Services Limited	England and Wales
435	Marsh Services Limited	England and Wales
436	Marsh Services S.A.S.	France
437	Marsh SIA	Latvia
438	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
439	Marsh Spolka z.o.o.	Poland
440	Marsh Szolgáltató Kft.	Hungary
441	Marsh Treasury Services (Dublin) Limited	Ireland
442	Marsh Treasury Services Limited	England and Wales
443	Marsh UK Group Limited	England and Wales
444	Marsh UK Holdings Limited	England and Wales
445	Marsh UK Limited	England and Wales
446	Marsh Ukraine Limited (In Liquidation)	England and Wales
447	Marsh USA (India) Inc.	Delaware
448	Marsh USA Benefits Inc.	Texas
449	Marsh USA Inc.	Delaware
450	Marsh USA, Inc.	China
451	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
452	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
453	Marsh, Lda.	Portugal
454	Matthiessen Assurans AB	Sweden
455	Matthiessen Reinsurance Ltd AB	Sweden
456	Mearbridge LLC	Delaware
457	Mediservice Administradora De Planos De Saude Ltda.B	Brazil
458	Medisure Affinity Services Limited	England and Wales
459	Medisure Corporate Services Limited	England and Wales
460	Medisure Trustees Limited	England and Wales
461	Mees & Zoonen Argentina SA	Argentina
462	Members Insurance Club Agency, Inc.	Louisiana
463	Members Insurance Club Agency, Inc.	Ohio
464	Mercer Asesores de Seguros SA	Argentina
465	Mercer Australia Limited	Australia
466	Mercer Broking Ltd.	Taiwan
467	Mercer Consulting Group Verwaltungs GmbH	Germany
468	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
469	Mercer Consulting Limited	England and Wales
470	Mercer Corredores de Seguros Ltda.	Chile
471	Mercer Corretora de Seguros Ltda	Brazil
472	Mercer Delta Consulting Limited	England and Wales
473	Mercer Delta Consulting Limited	Canada
474	Mercer Delta Consulting LLC	Delaware
475	Mercer Delta Consulting SAS	France
476	Mercer Employee Benefit Services Limited	United Kingdom
477	Mercer Employee Benefits—Mediacao de Seguros, Lda.	Portugal
478	Mercer Employee Benefits OY	Finland
479	Mercer Global Investments, Inc.	Delaware
480	Mercer Health & Benefits LLC	Delaware
481	Mercer Holdings Canada, Inc.	Delaware
482	Mercer Holdings, Inc.	Delaware
483	Mercer HR Services, LLC	Delaware

	Company Name	Domicile
484	Mercer Human Resource Consulting (EB) Limited	England and Wales
485	Mercer Human Resource Consulting (S) Pte Ltd	Singapore
486	Mercer Human Resource Consulting a.s.	Czech Republic
487	Mercer Human Resource Consulting A/S	Denmark
488	Mercer Human Resource Consulting and Insurance Brokers Limited	Hungary
489	Mercer Human Resource Consulting AS	Norway
490	Mercer Human Resource Consulting B.V.	Netherlands
491	Mercer Human Resource Consulting GmbH	Germany
492	Mercer Human Resource Consulting GmbH	Austria
493	Mercer Human Resource Consulting Korea Ltd.	Korea
494	Mercer Human Resource Consulting Lda.	Portugal
495	Mercer Human Resource Consulting Limited	Ireland
496	Mercer Human Resource Consulting Limited	Canada
497	Mercer Human Resource Consulting Limited	Canada
498	Mercer Human Resource Consulting Limited	Hong Kong
499	Mercer Human Resource Consulting Limited	England and Wales
500	Mercer Human Resource Consulting LLC	Delaware
501	Mercer Human Resource Consulting Ltd	Japan
502	Mercer Human Resource Consulting Ltd	Thailand
503	Mercer Human Resource Consulting Ltd.	Taiwan
504	Mercer Human Resource Consulting Ltda	Brazil
505	Mercer Human Resource Consulting Ltda.	Chile
506	Mercer Human Resource Consulting of Puerto Rico, Inc.	Puerto Rico
507	Mercer Human Resource Consulting OY	Finland
508	Mercer Human Resource Consulting Pty Ltd	Australia
509	Mercer Human Resource Consulting Pvt Ltd	India
510	Mercer Human Resource Consulting S.A.	France
511	Mercer Human Resource Consulting S.A. de C.V.	Mexico
512	Mercer Human Resource Consulting SA	Argentina
513	Mercer Human Resource Consulting SA	Switzerland
514	Mercer Human Resource Consulting SA-NV	Belgium
515	Mercer Human Resource Consulting Sdn. Bhd.	Malaysia
516	Mercer Human Resource Consulting SP. Z.O.O.	Poland
517	Mercer Human Resource Consulting Srl	Italy
518	Mercer Human Resource Consulting, Inc.	Delaware
519	Mercer Human Resource Consulting, S.L.	Spain
520	Mercer Inc.	Delaware
521	Mercer Investment Consulting Limited	Ireland
522	Mercer Investment Consulting, Inc.	Kentucky
523	Mercer Investment Nominees Ltd	Australia
524	Mercer Ireland Holdings Limited	Ireland
525	Mercer Legal (NSW) Pty Ltd	Australia
526	Mercer Limited	England and Wales
527	Mercer Management Consulting AG	Switzerland
528	Mercer Management Consulting GmbH	Germany
529	Mercer Management Consulting Group GmbH & Co. KG	Germany
530	Mercer Management Consulting Holding GmbH	Germany
531	Mercer Management Consulting Limited	Canada
532	Mercer Management Consulting Limited	England and Wales
533	Mercer Management Consulting S.L.	Spain
534	Mercer Management Consulting Servicios, S. DE RL. DE CV	Mexico
535	Mercer Management Consulting SNC	France
536	Mercer Management Consulting Sociedade Unipessoal, Lda	Portugal
537	Mercer Management Consulting, Inc.	Delaware

	Company Name	Domicile
538	Mercer Management Consulting, Ltd.	Bermuda
539	Mercer Oliver Wyman Actuarial Consulting, Inc	Delaware
540	Mercer Oliver Wyman Consulting Limited	Canada
541	Mercer Oliver Wyman Corporate Risk Consulting, Inc.	Delaware
542	Mercer Oliver Wyman Limited	England and Wales
543	Mercer Oliver Wyman Pty Ltd	Victoria
544	Mercer Pensionsraadgivning A/S	Denmark
545	Mercer Personenversicherungs-makler GmbH	Austria
546	Mercer SAS	France
547	Mercer Securities, Inc.	Delaware
548	Mercer Sweden AB	Sweden
549	Mercer Tax Agents Pty Ltd	Australia
550	Mercer Trust Company	New Hampshire
551	Mercer Trustees Limited	England and Wales
552	Mercer UK Limited	England and Wales
553	Mercer Zainal Consulting Sdn Bhd	Malaysia
554	MercerHR.com LLC	Delaware
555	MercerHR.com, Inc.	Delaware
556	MMC 28 State Street Holdings Inc.	Delaware
557	MMC Capital C&I GP, Inc.	Delaware
558	MMC Capital Limited	England and Wales
559	MMC Capital Tech GP II, Inc.	Delaware
560	MMC Capital, Inc.	Delaware
561	MMC Executive Services, Inc.	Delaware
562	MMC France S.A.	France
563	MMC GP III, INC.	Delaware
564	MMC Realty, Inc.	New York
565	MMC Securities Corp.	Delaware
566	MMC UK Pension Fund Trustee Limited	England and Wales
567	MMOW Limited	England and Wales
568	MMRCH LLC	Delaware
569	MMSC Holdings, Inc.	Delaware
570	MMSC Risk Advisors, Inc.	Delaware
571	MOW Holding LLC	Delaware
572	MPA (International) Limited	England and Wales
573	Muir Beddal (Zimbabwe) Limited	Zimbabwe
574	MVM Versicherungsberatungs Gesellschaft m.b.H.	Austria
575	N.V. Algemene Verzekeringsmaatschappij ‘De Zee’	Amsterdam
576	Nandix	Uruguay
577	National Economic Research Associates, Inc.	California
578	National Economic Research Associates, Inc.	Delaware
579	National Medical Audit	California
580	National Psychopharmacology Laboratories, Inc.	Tennessee
581	NERA Australia Pty Ltd	New South Wales
582	NERA do Brasil Ltda.	Brazil
583	NERA S.R.L.	Italy
584	NERA UK Limited	England and Wales
585	Neuburger Noble Lowndes GmbH	Germany
586	New S.A.	Peru
587	New Zealand Limited	New Zealand
588	Normandy Reinsurance Company Limited	Bermuda
589	OCR Ltd.	Australia
590	Omega Indemnity (Bermuda) Limited	Bermuda
591	Ontrack Data Recovery, Inc.	Minnesota

	Company Name	Domicile
592	Organizacion Brockman y Schuh, S.A. de C.V.	Mexico
593	Palamerican Corporation	Delaware
594	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
595	Panagora Asset Management, Inc.	Delaware
596	Pension Trustees Limited	England and Wales
597	Personnel Risk Management Limited	England and Wales
598	Peter Smart Associates Limited (In Liquidation)	England and Wales
599	PFT Limited	England and Wales
600	PI Indemnity Company, Limited	Ireland
601	PII Holdings, Inc.	Massachusetts
602	Potomac Insurance Managers, Inc.	Delaware
603	Prentis Donegan & Partners (Holdings) Limited	England and Wales
604	Prentis Donegan & Partners Limited	England and Wales
605	Price Forbes Australia Limited	Australia
606	Price Forbes Limited	England and Wales
607	PT Marsh Indonesia	Indonesia
608	PT Mercer Human Resource Consulting	Indonesia
609	PT Quantum Computing Services	Indonesia
610	PT Quantum Investments	Indonesia
611	PT Quantum Support Services	Indonesia
612	PT. Peranas Agung	Indonesia
613	Putnam Aviation Holdings, LLC	Delaware
614	Putnam Capital, LLC	Delaware
615	Putnam Fiduciary Trust Company	Massachusetts
616	Putnam International Advisory Company S.A.	Luxembourg
617	Putnam International Distributors, Ltd.	Cayman Islands
618	Putnam Investment Holdings, LLC	Delaware
619	Putnam Investments Argentina, S.A.	Argentina
620	Putnam Investments Australia Pty Limited	Australia
621	Putnam Investments Inc.	Canada
622	Putnam Investments Limited	Ireland
623	Putnam Investments Securities Co., Ltd.	Japan
624	Putnam Investments Trust	Massachusetts
625	Putnam Investments Trust II	Massachusetts
626	Putnam Investments, LLC	Delaware
627	Putnam Investor Services, Inc.	Massachusetts
628	Putnam Retail Management GP, Inc.	Massachusetts
629	Putnam Retail Management Limited Partnership	Massachusetts
630	Putnam, LLC	Delaware
631	Quality Facts, Inc.	Tennessee
632	Quorum Acquisition Corporation	Delaware
633	Quorum Lanier	Philippines
634	Quorum Litigation Services, LLC	Minnesota
635	R. Mees & Zoonen Holdings B.V.	Netherlands
636	R.W. Gibbon & Son (Underwriting Agencies) Limited	England and Wales
637	Reclaim Consulting Services Limited	England and Wales
638	Reinmex	Mexico
639	Reinsurance Solutions International, L.L.C.	Delaware
640	Reitmulders & Partners B.V.	Netherlands
641	Resolutions International Limited	Delaware
642	ReSolutions International Limited	England and Wales
643	Retach Corporation	Delaware
644	RIC Management Services Limited	Ireland

	Company Name	Domicile
645	Richard Sparrow and Company (International Non Marine) Limited (In Liquidation)	England and Wales
646	Richard Sparrow and Company Limited	England and Wales
647	Richard Sparrow Holdings Limited (In Liquidation)	England and Wales
648	Risk Company A	Philippines
649	Risk Company B	Philippines
650	Rivers Group Limited	England and Wales
651	RMB-Risk Management Beratungs-GmbH	Germany
652	Roberts Donegan Limited	England and Wales
653	Rockefeller Risk Advisors of Florida, Inc.	Florida
654	Rockefeller Risk Advisors, Inc.	New York
655	RSI Solutions International, Inc.	New York
656	RSL Insurances Pty Ltd.	Australia
657	SCIB (Bermuda) Limited	Bermuda
658	Scientific Testing Laboratories, Inc.	USA
659	SCMS Administrative Services, Inc.	Illinois
660	Seabury & Smith Group Limited (In Liquidation)	England and Wales
661	Seabury & Smith, Inc.	Delaware
662	Second Opinion Insurance Services	California
663	Sedgwick (Bermuda) Limited	Bermuda
664	Sedgwick (Deutschland) GmbH	Germany
665	Sedgwick (Holdings) Pty. Limited	Australia
666	Sedgwick (PNG) Limited	Papua New Guinea
667	Sedgwick Africa Holdings (Proprietary) Limited	South Africa
668	Sedgwick Alpha Limited (In Liquidation)	England and Wales
669	Sedgwick Asia Pacific Limited	Australia
670	Sedgwick Aviation Limited	England and Wales
671	Sedgwick Benefits, Inc.	Utah
672	Sedgwick Bergvall Holdings AS	Norway
673	Sedgwick Brimex (Guernsey) Limited	Guernsey
674	Sedgwick Claims Management Services Limited	Ireland
675	Sedgwick Claims Management Services, Inc.	Illinois
676	Sedgwick CMS Holdings, Inc.	Delaware
677	Sedgwick Construction Asia Limited	Hong Kong
678	Sedgwick Consulting Group Limited	England and Wales
679	Sedgwick Corporate and Employee Benefits Limited	Australia
680	Sedgwick Corporate Services Limited	Isle of Man
681	Sedgwick Dineen Group Limited	Ireland
682	Sedgwick Dineen Ireland Limited	Ireland
683	Sedgwick Dineen Limited	Ireland
684	Sedgwick Dineen Trustees Limited	Ireland
685	Sedgwick Dineen Trustees Limited	Ireland
686	Sedgwick Energy & Marine Limited	England and Wales
687	Sedgwick Energy (Insurance Services) Inc.	Texas
688	Sedgwick Energy Limited	England and Wales
689	Sedgwick Far East Limited	England and Wales
690	Sedgwick Financial Services Limited	England and Wales
691	Sedgwick Financial Services, Inc	Delaware
692	Sedgwick Forbes Middle East Limited	New Jersey
693	Sedgwick Group (Australia) Pty. Limited	Australia
694	Sedgwick Group (Bermuda) Limited	Bermuda
695	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
696	Sedgwick Group Limited	England and Wales
697	Sedgwick Holdings (Private) Limited	Zimbabwe

	Company Name	Domicile
698	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
699	Sedgwick Inc.	New York
700	Sedgwick Insurance Agencies Pty Limited	Australia
701	Sedgwick Internationaal B.V.	Amsterdam
702	Sedgwick International Broking Services Limited (In Liquidation)	England and Wales
703	Sedgwick International Marketing Services Inc	Delaware
704	Sedgwick International Risk Management, Inc.	Delaware
705	Sedgwick Kassman Limited	Papua New Guinea
706	Sedgwick Life and Benefits, Inc.	Texas
707	Sedgwick Limited	England and Wales
708	Sedgwick Ltd.	Australia
709	Sedgwick Management Services (Antigua) Limited	Antigua
710	Sedgwick Management Services (Bermuda) Limited	Bermuda
711	Sedgwick Management Services (Ireland)	Ireland
712	Sedgwick Management Services (Isle of Man) Limited	Isle of Man
713	Sedgwick Management Services (London) Limited	England and Wales
714	Sedgwick Management Services (Private) Limited	Zimbabwe
715	Sedgwick Management Services (Singapore) Pte Limited	Singapore
716	Sedgwick Management Services (U.S.) Ltd.	Vermont
717	Sedgwick Managing General Agency, Inc.	Texas
718	Sedgwick Noble Lowndes (NZ) Ltd.	New Zealand
719	Sedgwick Noble Lowndes (UK) Limited	England and Wales
720	Sedgwick Noble Lowndes Actuarial Limited	Australia
721	Sedgwick Noble Lowndes Asia Pacific Limited	Australia
722	Sedgwick Noble Lowndes Financial Planning Limited	Australia
723	Sedgwick Noble Lowndes Group Limited	England and Wales
724	Sedgwick Noble Lowndes Limited	Ireland
725	Sedgwick Noble Lowndes Limited	England and Wales
726	Sedgwick Noble Lowndes Limited	Hong Kong
727	Sedgwick Noble Lowndes North America, Inc.	Delaware
728	Sedgwick Noble Lowndes Trusteeship Services Limited	Australia
729	Sedgwick Overseas Investments Limited	England and Wales
730	Sedgwick Oy	Finland
731	Sedgwick Pte Ltd	Singapore
732	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
733	Sedgwick Re Asia Pacific Limited	Australia
734	Sedgwick Risk Management & Consultants (Private) Limited	Zimbabwe
735	Sedgwick Risk Services AB	Sweden
736	Sedgwick Superannuation Pty Limited	Australia
737	Sedgwick Sweden Aktiebolag	Sweden
738	Sedgwick Trustees Limited	England and Wales
739	Sedgwick UK Risk Services Limited	England and Wales
740	Sedgwick Ulster Pension Trustees Limited	Northern Ireland
741	Settlement Trustees Limited	England and Wales
742	SIMS Nominees Limited (In Liquidation)	England and Wales
743	SNL Super Pty Ltd.	Australia
744	Societe Bargheon S.A.	France
745	Societe Conseil Mercer Limitee	Canada
746	Southampton Place Trustee Company Limited	England and Wales
747	Southern Marine & Aviation Underwriters, Inc.	Louisiana
748	Southern Marine & Aviation, Inc.	Louisiana
749	Summit Management Company Limited	England and Wales
750	Sundance B.V.	Rotterdam

	Company Name	Domicile
751	Syndicate and Corporate Management Services Inc.	Delaware
752	Syndicate and Corporate Management Services Limited	Bermuda
753	Technical Insurance Management Services Pty Limited	Australia
754	TH Lee Putnam Equity Managers Trust	Massachusetts
755	TH Lee, Putnam Capital Management, LLC	Delaware
756	The Carpenter Management Corporation	Delaware
757	The Marsh Centre Limited (In Liquidation)	England and Wales
758	The Medisure Group Limited	England and Wales
759	The Schinnerer Group, Inc.	Delaware
760	Tobelan S.A.	Uruguay
761	Tower Hill Limited	England and Wales
762	Tower Place Developments (West) Limited	England and Wales
763	Tower Place Developments Limited	England and Wales
764	Transbrasil Ltda.	Brazil
765	Transglobe Management (Bermuda) Ltd.	Bermuda
766	Triad Services, Inc.	Delaware
767	Triad Underwriting Management Agency, Inc.	Delaware
768	U.S. Holding, Inc.	Delaware
769	UABDB Marsh Lietuva	Lithuania
770	UBM Consulting France International Management Consultants	France
771	Ulster Insurance Services Limited	Northern Ireland
772	Undustrial Superannuation Administration Services Ltd.	Australia
773	Uniservice Insurance Service Limited	Bermuda
774	Unison Financial Services (IOM) Limited	Isle of Man
775	Unison Management (Bermuda) Limited	Bermuda
776	Unison Management (Dublin) Limited	Ireland
777	Unison Management (Finland) Oy	Finland
778	Unison Management (IOM) Limited	Isle of Man
779	Universal Ray S.A.	Uruguay
780	Unused Subsidiary, Inc.	New York
781	Unused Subsidiary, Inc.	Texas
782	Van Vugt & Beukers B.V.	Netherlands
783	Victor O. Schinnerer & Company Limited	England and Wales
784	Victor O. Schinnerer & Company, Inc.	Delaware
785	Victor O. Schinnerer of Illinois, Inc.	Illinois
786	Wigham Poland Australia Pty. Limited	Australia
787	Wigham Poland Aviation Limited (In Liquidation)	England and Wales
788	Wigham Poland Limited	England and Wales
789	Willcox, Barringer & Co. (California) Inc.	California
790	William M. Mercer (Aust) Limited	Australia
791	William M. Mercer Cullen Egan Dell Limited	Australia
792	William M. Mercer Europe	France
793	William M. Mercer Fraser (Irish Pensioneer Trustees) Limited	Ireland
794	William M. Mercer Limited (NZ)	New Zealand
795	William M. Mercer Philippines, Incorporated	Philippines
796	William M. Mercer Ten Pas B.V.	Netherlands
797	Winchester Bowring Limited	England and Wales
798	WMM Haneveld Investment Consulting B.V.N	Netherlands
799	WMM Services, Inc.	Delaware
800	Zolfo Cooper Advisors, Inc.	New Jersey
801	Zolfo Cooper Capital LLC	New Jersey
802	Zolfo Cooper Holdings, Inc.	New Jersey
803	Zolfo Cooper Management Advisors, Inc.	New Jersey
804	Zolfo Cooper Services, Inc.	New Jersey